BMBC

BRYN MAWR BANK CORPORATION

February 2017

NASDAQ: BMTC

Safe Harbor

- This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

- Please see the section titled Forward Looking Statements and Safe Harbor beginning on slide 20 for more information regarding these types of statements.

- The information contained in this presentation is correct only as of January 31, 2017. Our business, financial condition, results of operations and prospects may have changed since that date, and we do not undertake to update such information.

Bryn Mawr Trust - Overview

With a history dating back to 1889, Bryn Mawr Trust has established itself as one of the premier community banks in the western Philadelphia suburbs, offering a depth of personalized services including

- Commercial Banking
- Trust and Wealth Management
- Mortgage and Consumer Banking
- Insurance

Wealth Management



Wealth AUM
$15,000
$10,000
$5,000
$0
$6,663
$7,268
$7,700
$8,365
$11,328
2012
2013
2014
2015
2016

Commercial Bank



Loans
Deposits
Assets ($ in millions)
$4,000
$3,000
$2,000
$1,000
$0
$2,036
$2,062
$2,247
$3,031
$3,422
2012
2013
2014
2015
2016

BMBC
BRYN MAWR BANK CORPORATION

Strategic Objectives

- Grow the bank assets to achieve operating efficiencies
- Increase non-interest income as a % of total revenue
- Capitalize on continued market disruption caused by M&A
- Export the BMT Brand by selectively investing in new markets using Private Client / Banking model
- Continue digital investment with focus on mainstream customer adoption and transforming retail model
- Supplement organic growth of bank and fee income segments with strategic acquisitions and lift-out

Relationship Based Sales Approach

- Serve as one "BMT" team
- Relationship based vs. transactional
- Private Banking facilitates client interaction with the organization
- Focus on overlapping needs across segments
- Customize solutions and services



Wealth Management
Private Banking
Commercial Banking
Consumer Banking

BMBC
BRYN MAWR BANK CORPORATION

Technology Strategy - Objectives

Internal	External
1. Capacity	1. Competitive parity
2. Standardized	2. Integrated customer experience across channels
3. Management of data, people and process	3. Convenient access
4. Workplace productivity	4. Simple to use

SECURE AND STABLE

BMBC
BRYN MAWR BANK CORPORATION

Technology Investment Time Line

Stage	Impact
Build	Major Growth and Scale
Expand	Strategic Enhancements Broader Focus
Enhance	Targeted Enhancements Narrower Focus
Manage	Limited Enhancements



FKB
Hershey
PWMG
First Bk DE
Davidson
Trust
PCPB
CBH
McAllister
2010
2011
2012
2013
2014
2015
2016
2017
2018
Infrastructure
Managed
Enhance
Build
Enhance
Core Processing Applications
Managed
Build
Enhance
Channel Development
Managed
Build
Expand
Line of Business Applications
Managed
Build
Expand
Manage
Workflow Applications
Managed
Build
Expand
Document and Content Management
Managed
Build
Expand
Manage
Business Intelligence Applications
Managed
Build
Enhance

This timeline includes forward-looking strategic information related to Bryn Mawr Trust's expected technology investments and achievements. The portion of the timeline related to future time periods reflects management's views as of the date of this presentation and is subject to uncertainties and assumptions that may cause future expenditures, strategies and achievements to differ materially from those expressed in the timeline. We believe the expectations reflected in the timeline are reasonable but no assurance can be given that the expected achievements will be accomplished within the designated timeframes or at all, and as such, they should not be unduly relied upon. The forward-looking information contained in this timeline is expressly qualified by this cautionary statement as well as the Safe Harbor set forth at the end of this presentation. Except as required by applicable law, we do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to the information contained in this timeline to reflect any change in our expectations or any change in conditions, assumptions or circumstances on which the timeline is based.

BMBC
BRYN MAWR BANK CORPORATION

Recap of Full Year 2016

- Operating revenues ↑ 3.3%
- Noninterest expenses ↓ 19.1%
(Adjusted noninterest expenses* ↑ 3.4%)
- Weighted average shares ↓ 4.1%

- Total loans ↑ 11.7%
- Total Deposits ↑ 14.5%
- Wealth AUM ↑ 35.4%

- NIM ↑ 1 basis point
- Credit quality stable
  - Provision ↓ 1.6%

Net Income / Core Net Income*
↑ 115% / ↑ 7.3%

Diluted EPS / Core Diluted EPS*
↑ 126% / ↑ 12.2%

ROAA (Core ROAA*) / ROAE (Core ROAE*)
1.16% (1.16%) / 9.75% (9.77%)

Source: Company filings
*Non-GAAP, see disclosure at the conclusion of the presentation

BMBC
BRYN MAWR BANK CORPORATION

4th Quarter 2016 Performance

	4Q16	3Q16	2Q16	1Q16	4Q15
Earnings					
Reported Diluted EPS	$0.55	$0.55	$0.52	$0.49	-$0.37
Core Diluted EPS*	$0.55	$0.55	$0.53	$0.49	$0.44
Asset Quality					
NCOs as a % of Average Loans (annualized)	0.21%	0.11%	0.04%	0.07%	0.33%
NPAs as a % of Total Assets	0.37%	0.43%	0.43%	0.44%	0.56%
Profitability					
Tax-equivalent Net Interest Margin	3.65%	3.71%	3.81%	3.87%	3.77%
Noninterest Income as a % of Operating Revenue	33.8%	35.4%	38.3%	40.0%	41.0%
Efficiency Ratio	60.2%	60.5%	62.7%	61.8%	63.1%
Return on Average Tangible Common Equity	15.68%	16.06%	16.02%	15.39%	-9.23%
Return on Average Tangible Common Equity (Core)*	15.67%	16.09%	16.07%	15.41%	13.64%
Return on Average Equity	9.90%	10.00%	9.81%	9.27%	-7.00%
Return on Average Equity (Core)*	9.89%	10.02%	9.84%	9.28%	8.15%
Return on Average Assets	1.16%	1.19%	1.16%	1.13%	-0.86%
Return on Average Assets (Core)*	1.16%	1.19%	1.17%	1.13%	1.01%
Balance Sheet					
Loan Growth	1.60%	2.84%	2.06%	4.77%	1.80%
Loan to Deposit Ratio	98.7%	101.1%	101.1%	101.8%	101.1%
Tier 1 Leverage Ratio	8.74%	8.70%	8.65%	8.76%	9.02%

Source: Company filings

*Non-GAAP, see disclosure at the conclusion of the presentation

BMBC
BRYN MAWR BANK CORPORATION

Quarterly Net Interest Margin (tax-equivalent)



3.77%
3.87%
3.81%
3.71%
3.65%
0.13%
0.16%
0.17%
0.09%
0.11%
3.64%
3.71%
3.64%
3.62%
3.54%
4Q15
1Q16
2Q16
3Q16
4Q16
Fair Value Mark Accretion
BMTC NIM (tax-equivalent), Excluding Effect of Fair Value Mark Accretion
Peer Median NIM (tax-equivalent)

Decrease from prior quarter due to decrease in tax-equivalent yield earned on average loans and increase in rates paid on interest-bearing deposits

Source: SNL Financial and company filings

BMBC
BRYN MAWR BANK CORPORATION

Asset Quality Metrics

Delinquency rate: 30-89 Days Past Due



0.30%
0.28%
0.30%
0.29%
0.25%
0.26%
0.15%
0.10%
0.12%
4Q15
1Q16
2Q16
3Q16
4Q16
BMTC
Peer Median

Net Charge-offs as a % of Average Loans



0.33%
0.07%
0.11%
0.11%
0.21%
0.22%
0.12%
0.04%
0.04%
0.09%
4Q15
1Q16
2Q16
3Q16
4Q16
BMTC
Peer Median

Credit quality continues to improve

Nonperforming Loans as a % of Total Loans



0.67%
0.66%
0.63%
0.60%
0.54%
0.45%
0.41%
0.40%
0.40%
0.33%
4Q15
1Q16
2Q16
3Q16
4Q16
BMTC
Peer Median

Total Allowance as a % of Nonperforming Loans



209%
175%
177%
180%
155%
136%
136%
150%
138%
158%
4Q15
1Q16
2Q16
3Q16
4Q16
BMTC
Peer Median

Source: SNL Financial and company filings

BMBC
BRYN MAWR BANK CORPORATION

Non-interest Income



Components of Non-interest Income
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
(in thousands)
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
41.0%
40.0%
38.3%
35.4%
33.8%
25.5%
25.8%
23.3%
21.4%
23.0%
2012
2013
2014
2015
2016
Fees for wealth management services
Insurance revenues
Net gain on sale of loans
Service charges on deposits
Loan servicing and other fees
Other
BMTC % of total revenue
Peer Median % of total revenue

Change from prior year due to decreases in both net gain on sale of investment securities available for sale and dividends on FHLB stock

Source: SNL Financial and company filings

BMBC
BRYN MAWR BANK CORPORATION

Wealth Management Results



$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$ in millions
$8,365
$9,282
$9,633
$9,970
$11,328
23.0%
22.6%
23.3%
22.4%
23.3%
4Q15
1Q16
2Q16
3Q16
4Q16
Wealth AUM
As a % of Operating Revenues



Market vs. Fixed: Wealth AUM & Fees
79%
77%
76%
79%
77%
59%
41%
21%
54%
46%
23%
53%
47%
24%
53%
47%
21%
47%
53%
23%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
4Q15
1Q16
2Q16
3Q16
4Q16
Market Value AUM
Fixed AUM
Market Value Fee
Fixed Fee

Wealth management assets have increased 13.6% QOQ, 35.4% YOY and over $8 billion since 2009

BMBC
BRYN MAWR BANK CORPORATION

Efficiency Ratio Management


$45,000
$37,500
$30,000
$22,500
$15,000
$7,500
$-
(in thousands)
63.1%
61.8%
62.7%
60.5%
60.2%
60.6%
61.0%
60.0%
57.0%
58.3%
4Q15
1Q16
2Q16
3Q16
4Q16
Operating Revenue
Total Noninterest Expense*
BMTC*
Peer Median

The decrease since 4Q15 is a result of a growing revenue base and limited increases in operating cost

*In calculating the Corporation's efficiency ratio, which is used by Management to identify the cost of generating each dollar of core revenue, certain non-core expense items as well as the amortization of intangible assets, are excluded. See the noninterest expense schedule at the conclusion of this presentation for more detail.

Source: SNL Financial and company filings

BMBC
BRYN MAWR BANK CORPORATION

Capital Management



Return on Average Equity (GAAP & Core*)
11.5%
12.2%
12.1%
9.0%
9.8%
10.9%
11.5%
11.6%
4.5%
9.8%
2012
2013
2014
2015
2016
GAAP ROAE
Core ROAE*

- Capital management focused on maximizing ROAE
- Capital levels support organic growth
- Dividend payout has averaged 47% of net income for the past 5 years

BMBC	12/31/2016	Well-Capitalized	Internal Targets
Tier 1 Capital	10.52%	8.50%	10.00%
Total Capital	12.36%	10.50%	11.00%
Tier 1 Leverage	8.74%	5.00%	6.00%
CET 1	10.52%	7.00%	8.00%

Source: SNL Financial and company filings

*Non-GAAP, see disclosure at the conclusion of the presentation

BMBC
BRYN MAWR BANK CORPORATION

Royal Bank Acquisition - Transaction Rationale

Significantly Enhances Banking Franchise

- Strengthens Bryn Mawr Trust's position as the largest community bank in Philadelphia's affluent western suburbs and, based on deposits, the 8th largest community bank(1) headquartered in Pennsylvania.
  - Expands franchise by 13 branches(2) and $592(2) million deposits in attractive areas of Montgomery, Chester and Philadelphia counties(2)
  - Creates a deeper presence in the attractive Philadelphia market
  - Provides entry into New Jersey
  - Expands leasing business
- Increases deposit base market share to approximately $3.0 billion in the Greater Philadelphia area; $1.7 billion in Montgomery County
- Enhances commercial lending division with an experienced lending team

Transactional Synergies

- Credit culture change completed under new executive leadership
- In-market acquisition enhances synergy opportunities
- Pro-forma CRE / total capital ratios at satisfactory levels
- Same core processor facilitates conversion
- Proven track record of integrating acquisitions (8 acquisitions since 2008)

Financially Attractive

- Mid single-digit estimated accretion to Bryn Mawr in 2018
- Immediately accretive to tangible book value
- Annual Cash on Cash Return in excess of 10%
- Internal rate of return in the mid-teens
- Pro forma capital ratios at expected close remain well in excess of Basel III guidelines

BMBC
BRYN MAWR BANK CORPORATION

(1) Banks headquartered in Pennsylvania with total assets less than $10 billion
(2) Subject to branch review; as of September 30, 2016

Builds Scale in Attractive Western Philadelphia Suburbs

Pro Forma Branch Map



Pennsylvania
Reading
Princeton
Montgomery
Chester
Philadelphia
Delaware
Philadelphia
New Castle
Wilmington
Maryland
New Jersey
Bryn Mawr (34)
Royal (13)
Royal LPO

Key Assumptions

- 100% stock consideration
- Pre-tax annual cost savings of approximately 40% of non-interest expenses
- 100% cost savings achieved by 2018
- Revenue synergies identified but not assumed
- Pre-tax merger related expenses of approximately $19.3 million and merger related capital expenditures of approximately $3.8 million
- Reversal of $25.3 million valuation allowance on Royal's deferred tax asset ("DTA")
- Estimated loan mark of 3%
- Core deposit intangible of 1.0% amortized over 10 years
- Estimated closing – 3rd Quarter 2017

BMBC
BRYN MAWR BANK CORPORATION

Builds Scale in Attractive Western Philadelphia Suburbs

Loan Mix

Combined[3]

Total: $3,081mm



HELOC, Consumer and Other 10%
Construction 7%
Residential 15%
Commercial & Industrial 24%
Commercial Mortgages 44%

Deposit Mix

Total: $3,070mm



Jumbo Time Deposits 9%
Demand Deposits 26%
Retail Time Deposits 12%
MMDA & Other Savings 41%
NOW & Other Trans. Accts 12%

Q3 '16 Results ($mm)	BMBC	Royal Bank America	*Combined* [1]
Assets:	$3,174	$811	$3,985
Gross Loans:	2,505	576	3,081
Deposits:	2,478	592	3,070
Branches:	34	13	47

Projected Population Growth (2017 – 2022)[2]



2.00%
1.50%
1.00%
0.50%
1.78%
1.76%
1.77%
0.81%
BMTC
Royal
Pro Forma
PA

2017 Median Household Income[2]



$80,000
$70,000
$60,000
$50,000
$40,000
$78,073
$67,927
$76,047
$56,824
BMTC
Royal
Pro Forma
PA

Source: SNL Financial demographic data; county deposit market share as of June 30, 2016

(1) Does not include purchase accounting adjustments

(2) Market demographic data weighted by county deposits

(3) Combined does not reflect purchase accounting adjustments at closing

BMBC
BRYN MAWR BANK CORPORATION

Transaction Multiples

Transaction Multiples		
Valuation		
Exchange Ratio	0.1025 x	
Implied Offer Price Per Share	$4.19	(1)
Total Deal Value ($ millions)	$127.7	(2)
Transaction Multiples (12/31/16 Basis)		
Total Deal Value / Tangible Book Value	247.3%	
Total Deal Value / Adjusted Tangible Book Value	165.9%	(3)
Total Deal Value / Adjusted Net Income	25.0x	(4)
Adjusted Core Deposit Premium	9.5%	(5)
Pro Forma Ownership		
Bryn Mawr	84.6%	
Royal	15.4%	

Notes

(1) Reflects exchange ratio applied to Bryn Mawr's 20 Day Average closing price as of 1/30/17 of $40.85.

(2) Includes the cash out of in-the-money options and assumes the cash out of outstanding warrants.

(3) Based on unaudited 12/31/16 financial data. Adjusted tangible book value includes an estimated $25.3 million DTA allowance reversal potentially available in conjunction with a merger, but does not include any merger related purchase accounting adjustments.

(4) Based on unaudited 12/31/16 financial data. Assumes a normalized 2016 net income for Royal of $5.1 million, which excludes investment securities gains, foreclosure and OREO expenses, other non-recurring income and expense items, and minority interest, adjusted at a 35% tax rate.

(5) Based on unaudited 12/31/16 financial data. Uses total deal value less tangible common equity as well as the estimated merger related DTA allowance reversal as a percentage of core deposits. Core deposits are defined as total deposits less time deposits greater than $100,000.

Forward Looking Statements and Safe Harbor

This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections, as well as statements regarding the expected financial and other effects of the transaction, Bryn Mawr Bank Corporation's ("Bryn Mawr" or "BMBC") future plans, objectives, performance, revenues, growth, profits, operating expenses or BMBC's underlying assumptions. The words "may," "would," "should," "could," "will," "likely," "possibly," "expect," "anticipate," "intend," "indicate," "estimate," "target," "potentially," "promising," "probably," "outlook," "predict," "contemplate," "continue," "plan," "forecast," "project," "are optimistic," "are looking," "are looking forward" and "believe" or other similar words and phrases may identify forward-looking statements. Persons reading this presentation are cautioned that such statements are only predictions, and that BMBC's actual future results or performance may be materially different.

Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors could cause actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so business and financial condition and results of operations could be materially and adversely affected. In addition to factors previously disclosed in BMBC's and Royal Bancshares of Pennsylvania, Inc.'s ("Royal" or "RBPI") reports filed with the U.S. Securities and Exchange Commission (the "SEC") and those identified elsewhere in this document, such factors include, among others, that required regulatory, shareholder or other approvals are not obtained or other closing conditions are not satisfied in a timely manner or at all; that prior to the completion of the transaction or thereafter, BMBC's and RBPI's respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; the inability of RBPI to cash out outstanding warrants to purchase RBPI Class A Common Stock; reputational risks and the reaction of the companies' customers to the transaction; diversion of management time on merger-related issues; the integration of acquired business with BMBC may take longer than anticipated or be more costly to complete and that the anticipated benefits, including any anticipated cost savings or strategic gains may be significantly harder to achieve or take longer than anticipated or may not be achieved; the need for capital, ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies; changes in accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities. All forward-looking statements and information set forth herein are based on management's current beliefs and assumptions as of the date hereof and speak only as of the date they are made. BMBC and RBPI do not undertake to update forward-looking statements.

For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, as updated by our quarterly or other reports subsequently filed with the SEC.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger transaction between BMBC and RBPI, BMBC will file with the Securities and Exchange Commission a Registration Statement on Form S-4 that will include a Proxy Statement of RBPI, and a Prospectus of BMBC, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about BMBC and RBPI, may be obtained at the SEC's Internet site (http://www.sec.gov).

BMBC and RBPI and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of RBPI in connection with the proposed merger. Information about the directors and executive officers of BMBC is set forth in the proxy statement for BMBC's 2016 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 18, 2016. Information about the directors and executive officers of RBPI is set forth in the proxy statement for RBPI 2016 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 17, 2016. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

This presentation is for discussion purposes only, and shall not constitute any offer to sell or the solicitation of an offer to buy any security, nor is it intended to give rise to any legal relationship between BMBC and you or any other person, nor is it a recommendation to buy any securities or enter into any transaction with BMBC.

BMBC
BRYN MAWR BANK CORPORATION

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Univest Corp. of Pennsylvania

WSFS Financial Corp.

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BMBC
BRYN MAWR BANK CORPORATION

Non GAAP Measures

Our management uses non-GAAP financial measures in their analysis of our performance and believes that they provide useful supplemental information that is essential to an investor's understanding of Bryn Mawr Bank Corporation's operating results. These non-GAAP financial measures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Reconciliation of GAAP Measures to Non-GAAP Measures

$ in thousands except per share data	4Q16	3Q16	2Q16	1Q16	4Q15	FY 2016	FY 2015
Net income (a GAAP measure)	$9,408	$9,374	$8,933	$8,321	-$6,355	$36,036	$16,754
Less: Tax-effected* net loss (gain) on sale of investment securities available for sale	(6)	18	28	10	(38)	50	(605)
Add: Tax-effected* due diligence, merger-related and merger integration expenses	-	-	-	-	1,209	-	4,336
Add/Less: Other**	-	-	-	-	12,690	-	13,151
Net income (core) (a non-GAAP measure)	$9,402	$9,392	$8,961	$8,331	$7,506	$36,086	$33,636
Adjusted weighted average diluted shares	17,164,675	17,072,358	17,027,419	16,883,364	17,242,017	17,037,114	17,756,574
Diluted earnings per common share (core) (a non-GAAP measure)	$0.55	$0.55	$0.53	$0.49	$0.44	$2.12	$1.89

**Other includes loss on pension termination, severance expense, branch lease termination, debt and swap prepayment penalty, and impairment on intangible assets

Return on Average Assets (Core)	4Q16	3Q16	2Q16	1Q16	4Q15	FY 2016	FY 2015
Net income (core) (a non-GAAP measure)	$9,402	$9,392	$8,961	$8,331	$7,506	$36,086	$33,636
Average assets	3,215,868	3,142,019	3,089,953	2,973,148	2,959,011	3,105,650	2,942,513
Return on average assets (core) (a non-GAAP measure)	1.16%	1.19%	1.17%	1.13%	1.01%	1.16%	1.14%

Return on Average Equity (Core)	4Q16	3Q16	2Q16	1Q16	4Q15	FY 2016	FY 2015
Net income (core) (a non-GAAP measure)	$9,402	$9,392	$8,961	$8,331	$7,506	$36,086	$33,636
Average shareholders' equity	378,043	372,954	366,115	360,872	365,360	369,529	373,088
Return on average equity (core) (a non-GAAP measure)	9.89%	10.02%	9.84%	9.28%	8.15%	9.77%	9.02%

*assumed nominal tax rate of 35%

BMBC
BRYN MAWR BANK CORPORATION

Non GAAP Measures

ROATCE (Core)	4Q16	3Q16	2Q16	1Q16	4Q15	FY 2016	FY 2015
Net income (core) (a non-GAAP measure)	$9,402	$9,392	$8,961	$8,331	$7,506	$36,086	$33,636
Add: Tax-effected* amortization of intangible assets	540	577	578	579	609	2,274	2,488
Net average tangible equity (numerator)	$9,942	$9,969	$9,539	$8,910	$8,115	$38,360	$36,124
Average shareholders' equity	$378,043	$372,954	$366,115	$360,872	$365,360	$369,529	$373,088
Less: Average goodwill and intangible assets	(125,614)	(126,505)	(127,402)	(128,296)	(129,292)	(126,950)	(128,181)
Net average tangible common equity (denominator)	$252,429	$246,449	$238,713	$232,576	$236,068	$242,579	$244,907
Return on average tangible common equity (core) (a non-GAAP measure)	15.67%	16.09%	16.07%	15.41%	13.64%	15.81%	14.75%

Noninterest Expense (Adjusted)	4Q16	3Q16	2Q16	1Q16	4Q15	FY 2016	FY 2015
Noninterest expense	$24,958	$25,477	$26,259	$25,051	$46,951	$101,745	$125,765
Less: certain noninterest expense items:							
Loss on pension termination	-	-	-	-	(17,377)	-	(17,377)
Severance expense (Salaries and wages)	-	-	-	-	(218)	-	(408)
Branch lease termination expense	-	-	-	-	(929)	-	(929)
Debt and swap prepayment penalty (Other operating expenses)	-	-	-	-	(611)	-	(1,131)
Amortization of intangibles	(830)	(888)	(889)	(891)	(937)	(3,498)	(3,827)
Impairment of intangible assets	-	-	-	-	(388)	-	(388)
Due diligence, merger-related and merger integration expenses	-	-	-	-	(1,860)	-	(6,670)
Noninterest expense (adjusted)	$24,128	$24,589	$25,370	$24,160	$24,631	$98,247	$95,035

*assumed nominal tax rate of 35%

BMBC
BRYN MAWR BANK CORPORATION

Non GAAP Measures

$ in thousands	2016	2015	2014	2013	2012
Net income (a GAAP measure)	$36,036	$16,754	$27,843	$24,444	$21,147
Less: Tax-effected net loss (gain) on sale of investment securities available for sale	50	(605)	(306)	5	(920)
Add: Tax-effected* due diligence, merger-related and merger integration expenses	-	4,336	1,542	1,225	1,709
Add/Less: Other**	-	13,151	-	226	342
Net income (core) (a non-GAAP measure)	$36,086	$33,636	$29,079	$25,900	$22,278

Return on Average Equity (Core)	2016	2015	2014	2013	2012
Net income (core) (a non-GAAP measure)	$36,086	$33,636	$29,079	$25,900	$22,278
Average shareholders' equity	369,529	373,088	240,778	212,050	193,864
Return on average equity (core) (a non-GAAP measure)	9.77%	9.02%	12.08%	12.21%	11.49%
Return on average equity	9.75%	4.49%	11.56%	11.53%	10.91%

**Other includes loss on pension termination, severance expense, branch lease termination, debt and swap prepayment penalty, and impairment on intangible assets

*assumed nominal tax rate of 35%

BMBC
BRYN MAWR BANK CORPORATION